UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2019

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 3, 2019, Talos Energy Inc. (the “Company”), Talos Production LLC (the “Borrower”) and certain other direct and indirect subsidiaries of the Company and the Borrower entered into a Joinder, First Amendment to Credit Agreement, and Borrowing Base Reaffirmation Agreement (the “Joinder and Amendment”), which amended the Credit Agreement, dated as of May 10, 2018 (as amended by the Joinder and Amendment, the “Credit Agreement”), among the Company, the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, the issuing banks, the lenders party thereto (the “Existing Lenders”) and the other persons from time to time party thereto, in order to (i) increase the commitments of certain of the Existing Lenders and join certain financial institutions as additional lenders such that, after giving effect to such joinders and new or increased commitments, the aggregate commitments thereunder was increased from $600.0 million to $850.0 million, (ii) reaffirm the borrowing base at $850.0 million and (iii) amend certain other provisions of the Credit Agreement as more specifically set forth in the Joinder and Amendment.

The foregoing description of the Joinder and Amendment is qualified in its entirety by reference to the Joinder and Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 10, 2019, the Company issued a press release announcing, among other things, the entry into the Joinder and Amendment. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Joinder, First Amendment to Credit Agreement, and Borrowing Base Reaffirmation Agreement, dated as of July 3, 2019, by and among Talos Energy Inc., as holdings, Talos Production LLC, as borrower, each other credit party, JPMorgan Chase Bank, N.A., as administrative agent, each issuing bank, the swingline lender, and the lenders (including the new lenders) party thereto.

99.1	Press release dated July 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2019

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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